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                                   EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS
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                                   EXHIBIT 11

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Condensed Financial Information" and "Financial Statements" and to the use of our report dated January 30, 1998 in Post-Effective Amendment No. 11 to the Registration Statement (Form N-1A No. 33-28888) and related Prospectus of Canada Life of America Series Fund, Inc. (dated May 1, 1998).




                                                               ERNST & YOUNG LLP




Atlanta, Georgia
April 21, 1998